UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                                  FORM 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 3, 1999

                          WATERFORD GAMING, L.L.C.
                       -----------------------------
          (Exact name of Registrant as specified in its charter)

          Delaware               333-17795            06-1465402
     ------------------      ---------------       ----------------
     (State or other         (Commission file      (I.R.S. employer
      jurisdiction of         number)               identification
      incorporation or                              number)
      organization)

              914 Hartford Turnpike
                   P.O. Box 715
                  Waterford, CT                        06385
      ---------------------------------------       -----------
      (Address of Principal Executive Offices)      (Zip Code)

Registrant's telephone number, including area code: (860)442-4559

Item 5.

     The Mohegan Tribal Gaming Authority (the "Authority") has filed its quarterly report on Form 10-Q for the quarter ended December 31, 1998, a copy of which has been filed as an exhibit to this report and is incorporated by reference to the Authority's electronic filing of such report on Form 10-Q, Securities and Exchange Commission file reference no. 033-80655.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WATERFORD GAMING, L.L.C.


Date: February 10, 1999                   By:/s/Len Wolman
                                             Len Wolman, Chief Executive Officer